EXHIBIT 32(b)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Scott Turicchi, Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The accompanying quarterly report on Form 10-Q for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of j2 Global Communications, Inc.

By:	/s/ R. Scott Turicchi
R. Scott Turicchi
Co-President and Chief Financial Officer (Principal Financial Officer)
Dated: March 11, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to j2 Global Communications, Inc. and will be retained by j2 Global Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.